UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A
                                    --------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                VITA EQUITY, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

        Nevada                                                   98-0371180
        ------                                                   ----------
(State of incorporation                                       (I.R.S. Employer
   or organization)                                          Identification No.)

314 - 837 West Hastings Street Vancouver, British Columbia, Canada    V6C 3N6
------------------------------------------------------------------    -------
(Address of principal executive offices)                              (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of each class                     Name of each exchange on which
     to be so registered                     each class is to be registered
       Not Applicable                                Not Applicable
       --------------                                --------------

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities  Act  registration  statement file number to which this form relates:
333-113663 (if applicable)
----------

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, with $0.001 par value
-----------------------------------


Item 1.  Description of Registrant's Securities to be Registered.
-----------------------------------------------------------------

The description of the Registrant's securities contained in the Registrant's Registration Statement on Form SB-2, as amended, filed with the commission under File No. 333-119147, is incorporated by reference into this registration statement.

Item 2.  Exhibits.
------------------

The following Exhibits are filed with this registration statement:

Exhibit
Number         Description
------         -----------

3.2.           Articles  of  Incorporation  dated  July 25,  2000*

4.1            Specimen ordinary share certificate*

5.1 Opinion of Clark, Wilson regarding the legality of the securities being registered*

10.1 Assignment and Assumption Agreement dated September 20, 2000 between Pasquale Cusano and Vita Equity, Inc.*

10.2 Declaration of Trust dated September 19, 2000 between Pasquale Cusano and Vita Equity, Inc.*

23.2           Consent of Weinberg & Company, P.A.*

24.1 Power of Attorney (contained on the signature pages of this registration statement)*

-----------------------------------------------------------

* Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.


SIGNATURE
---------

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

VITA EQUITY, INC.
-----------------

/s/ Dwight Webb
---------------
Dwight Webb, President, CEO and Director
Principal Financial Officer, Principle
Accounting Officer

February 11, 2005